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                                                                   Exhibit 10.08
SILICON VALLEY BANK
                           AMENDMENT TO LOAN AGREEMENT

BORROWER:         INTERPORE INTERNATIONAL, INC. (SUCCESSOR BY MERGER TO
                  INTERPORE INTERNATIONAL)
ADDRESS:          181 TECHNOLOGY DR.
                  IRVINE, CALIFORNIA  92618

BORROWER:         INTERPORE ORTHOPAEDICS, INC.
ADDRESS:          181 TECHNOLOGY DR.
                  IRVINE, CALIFORNIA  92618

BORROWER:         CROSS MEDICAL PRODUCTS, INC.
ADDRESS:          181 TECHNOLOGY DR.
                  IRVINE, CALIFORNIA  92618

DATED:            AUGUST 11, 1998


         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally, the "Borrower"). Interpore International, Inc., a Delaware corporation, is the surviving entity of the merger of Interpore International, the prior borrower under the Loan Agreement (as defined below), with and into Interpore International, Inc., a Delaware corporation. Further, Cross Medical Products, Inc. was added as a borrower pursuant to an assumption agreement executed by such entity in favor of Silicon Valley Bank.

         The Parties agree to amend the Loan and Security Agreement between them, dated October 24, 1990 (as amended from time to time, the "Loan Agreement"), as follows. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1 MODIFIED SECTION 3.7. Section 3.7 of the Loan Agreement is hereby amended in its entirety to read as follows:

         "3.7 Financial Condition and Statements. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide Silicon: (i) within 10




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SILICON VALLEY BANK             AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
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         days after the earlier of the date the report 10-Q is filed or is required to be filed with the Securities and Exchange Commission, such 10-Q report, a quarterly financial statement prepared by the Borrower, and, for each quarter in which any Loans have been outstanding, a Compliance Certificate signed by the Chief Financial Officer of the Borrower, certifying that throughout such period the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; (ii) within 10 days after the earlier of the date the report 10-K is filed or is required to be filed with the Securities and Exchange Commission, such 10-K report, and, if any Loans have been outstanding during the quarter period then ending, a Compliance Certificate for such period, signed by the Chief Financial Officer of the Borrower, certifying that throughout such period the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; and (iii) within 90 days following the end of the Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon."

         2. ASSUMPTION. Interpore International, Inc., a Delaware corporation, as successor by merger to Interpore International, a California corporation, hereby assumes and agrees to pay and perform when due all present and future indebtedness, liabilities and obligations arising out of the Loan Agreement, the Cross-Corporate Continuing Guaranty dated October 24, 1990 (the "Guaranty"), and any and all documents, instruments and agreements relating thereto and, without limitation of the foregoing, Interpore International, Inc. hereby grants to Silicon a security interest in all now and existing and hereafter arising Collateral to secure all Obligations. Further Cross Medical Products, Inc. is hereby added as a borrower entity under the Guaranty and as a guarantor thereunder, and agrees to and hereby undertakes the performance of all of the waivers, consents and other provisions applicable to a guarantor thereunder as set forth in the Guaranty; Cross Medical Products, Inc. hereby acknowledges that it has received a copy of the Guaranty and has agreed to and reviewed all of the provisions thereof.

         3. CONDITIONS PRECEDENT TO LINE UTILIZATION. Without limitation of the terms and conditions of the Loan Agreement regarding the making of Loans, the following represent specific and additional conditions that are to be satisfied prior to the making of any Loans hereunder or the issuance of any letters of credit: (I) Each of Interpore International, Inc. and Cross Medical Products, Inc. shall (A) execute and deliver to Silicon UCC-1 financing statements, UCC amendment documentation and other agreements and documentation in order to perfect the security interest of Silicon in the Collateral in light of the assumption of the Loan Agreement obligations by each of such entity, (B) cause to be delivered to Silicon UCC searches and such other lien and encumbrance searches as Silicon determines are reasonably necessary or desirable in connection with the foregoing UCC filings, which searches Silicon shall deem acceptable, and (C) execute and deliver to Silicon such additional documentation and agreements and take such additional actions as Silicon determines are necessary or desirable in order to effectuate the purposes of the Loan Agreement (the types of documentation referred to in (A), (B) and (C) above are collectively referred to herein as the "Additional Collateral and Loan Documentation"); and (II) Borrower agrees to cause any and all of its subsidiaries and affiliates, now existing and hereafter arising (including, without limitation, Interpore Cross International, Inc.), to execute and deliver to Silicon such assumption agreements and other amending documentation to add such entities as borrowers under the Loan Agreement and to cause such entities to execute and deliver such Additional Collateral and Loan Documentation as Silicon determines is necessary or desirable in connection therewith.



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SILICON VALLEY BANK             AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
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         4. FEE. Borrower shall pay to Silicon a facility fee in the amount of
0.5% of the amount of each Loan made under the Loan Agreement on or after the date of this Amendment, until Borrower has paid Silicon an aggregate of $25,000 pursuant to the terms of this paragraph prior to July 5, 1999. Such fee shall be due and payable at the time that Silicon makes any such Loan, with the understanding that payment of such fee shall be a condition to the making of any such Loan. Further, such fee shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER :                                    SILICON:

INTERPORE INTERNATIONAL, INC.                 SILICON VALLEY BANK

By                                            By
  -------------------------------               -------------------------------
  PRESIDENT OR VICE PRESIDENT                 TITLE
                                                   ----------------------------

By
  -------------------------------
  SECRETARY OR ASS'T SECRETARY

INTERPORE ORTHOPAEDICS, INC.

By
  -------------------------------
  PRESIDENT OR VICE PRESIDENT

By
  -------------------------------
  SECRETARY OR ASS'T SECRETARY


CROSS MEDICAL PRODUCTS, INC.

By
  -------------------------------
  PRESIDENT OR VICE PRESIDENT

By
  -------------------------------
  SECRETARY OR ASS'T SECRETARY




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